ULTIMUS MANAGERS TRUST

(the “Trust”)

Blue Current Global Dividend Fund

Institutional Class (BCGDX)

Supplement dated May 1, 2023 to the
Prospectus dated December 29, 2022

Investment Adviser – Anticipated Change in Control

Focus Financial Partners Inc., the ultimate parent company of Edge Capital Group, LLC (the “Adviser”), the investment adviser to the Blue Current Global Dividend Fund (the “Fund”), has agreed to be acquired by Clayton, Dubilier & Rice (the “Transaction”). The closing of the Transaction is anticipated to be deemed to be a change in control, and therefore an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund’s existing investment advisory agreement with the Adviser and will result in its automatic termination. An interim investment advisory agreement and a new investment advisory agreement, each with substantially the same terms as the existing investment advisory agreement, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the 1940 Act, are anticipated to be presented to the Trust’s Board of Trustees for approval and submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

The Transaction is anticipated to close in the third quarter of 2023, subject to customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary closing conditions will be satisfied.

The Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objective or principal investment strategies.

More detailed information regarding the Transaction and the proposal to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement in connection with the special meeting.

For more information, or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, please contact the Fund at 1-800-514-3583.

Investors should retain this supplement for future reference.